CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Common Stock, Par Value Per Share	$ 0.01	$ 0.01
Common Stock, Shares, Issued	475,000	725,000
Common Stock, Shares, Outstanding	475,000	725,000
Common Stock, Par Value Per Share	$ 0.01	$ 0.01
Common Stock, Shares Authorized	100,000,000	100,000,000
Common Stock, Shares, Issued	31,768,875	28,641,528
Common Stock, Shares, Outstanding	31,768,875	28,641,528
Treasury Stock, Shares	717,448	1,225,311